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                     WARBURG PINCUS EMERGING MARKETS II FUND
                    WARBURG PINCUS INTERNATIONAL GROWTH FUND


     Supplement to the Prospectuses and Statements of Additional Information



The following supersedes certain information contained in the Prospectuses and Statements of Additional Information of the funds listed above in the relevant sections entitled "Portfolio Managers" and "Management Investment Adviser":

Susan E. Boland, a current member of the adviser's International Equity Management Team which manages each fund on a day-to-day basis, will be leaving the adviser and resigning as a member of the Team effective January 15, 1999. The other members of the International Equity Management Team, however, will continue to provide portfolio management services to the funds.




Dated: January 11, 1999                                  WPIST-16-0199